$1.95B 2023 Revenue Outlook at Midpoint 39%1 Revenue CAGR Q4 2019 – Q1 2023 $190M1 2023 Adjusted EBITDA Outlook at Midpoint ~110% Revenue Renewal Rate (2022) $50B Cross-Sell Revenue Opportunity out of $150B Specialty TAM ~5,000 FTE’s Including ~300 MDs and ~1,100 Other Clinicians

o o o o o o o

Performance Suite Technology and Service Suite/Other Business Model Mature1 Flow- Through Margins Estimated % Company Adj. EBITDA2 Future Growth ✓ Recurring Capitation; Targeted Results ✓ “Risk-Based” ✓ Recurring Technology, Service, and Case Revenue ✓ “Subscription” and Services-based Business Model ~12-18% ~50% 25% 75% ↑↑↑ ↑↑

49 279 542 598 945 1,378 Q1 ‘23 Annualized220222019 20212020 +54% Specialty Care Revenue1, $ Millions EVH Specialty Care Journey 9% 40% 59% 66% 70% +80% % of Total Revenue 20182

• • •• • 1 2 3 4 • • •• •

• • • • • • • • • • • • •

▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪

• • Q4 2020 Q2 2021 Q4 2021 Q2 2022 Q4 2022 Preferred Pathway Non-Preferred Pathway 6.6 7.7 6.5 7.0 7.5 8.0 8.5 Q1 2020 Q4 2022 Requested AUC Score Approved AUC Score 2019 2020 2021 2022 Total Hip Replacement Total Knee Replacement

▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪

▪ ▪ ▪ ▪ ▪ ▪ ▪

Significant runway in large and growing market with high unmet need Differentiated product portfolio with demonstrated proof points of client value Focused plan to execute against comprehensive growth opportunity

Oncology Cardiology

• • • • • • • • • •

Level 1Level 2

P2P Attempted Not Successful P2P Attempted Successful Outreach Recommend Adverse Determination Approved Withdrawn Cancel Discontinued Forwarded Void

topotecan lurbinectedin Median overall survival, months 8 9 Median progression-free survival, months 4 3.5 Objective remission rate % 30 30 Quarterly cost $620 $42,800

✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓

Back pain patients often bounce across specialties with no consistent journey2 MSK

• • • • • • • • • •

1 2 3 4

• • • • • • • •

$14,500 $15,500 Device Cost ($1,000) $28,500

ASC 10 ASC 9 ASC 8 ASC 7 ASC 6 ASC 5 ASC 4 ASC 3 ASC 2 ASC 1 Prospect Partner

Unique ability to address both avoidable and necessary procedure spend Promoting transparency to optimize device selection decision-making Multiple points of entry to manage MSK

Provider Alignment Next Gen Decision Support Differentiated Member Journey Oncology Cardiology MSK Radiology Genetic Testing Configurable Technology and Administrative Platform Actionable Analytics and Integration End-of-Life Deep Multi- Specialty Expertise Complex Care1 2 3 4

• • • ✓ • • • ✓ • ✓ • • • • •

Headquarters: Pune, India Existing Capabilities • Back-end Administrative Operations (Claims, Enrollment, Provider Data, Workforce Management, Testing/Quality, Implementation) • IT Operations (Data/Production Operations, Technical Support, Corporate Infrastructure) • Product & Engineering (RPA, Prod Dev & Mgt, Quality Automation) Headquarters: Manila, Philippines Existing Capabilities • Customer Service • Clinical Operations (Intake, Clinical Reviews, Appeals) • We have scale: Our global team represent ~25% of our total workforce; all Evolent-badged employees • Lowers our cost to deliver: Significant labor arbitrage • Drives increased service level: Enables 24x7 operations and unlocks access to highly skilled talent Large opportunity to expand global footprint to the specialty business; expansion efforts are underway in both India and the Philippines

❑ ❑ ✓ ✓

• ▪ • • • •

• • • • •

One Evolent with the goal of delivering operational and financial synergies Significant opportunity to leverage automation and global scale Deep bench of operational and technology expertise

5

Challenges • • • • • 80% 87% 83%

Diversified and resilient revenue streams Proven growth algorithm Attractive gross margin profiles enable sustained earnings growth Capital-light model with clear capital allocation priorities 1 2 3 4

1 1

2

✓ ✓ ✓ 2

2022 margin for populations launched before 2019 Average margin by performance year for populations launched since 20191 0% 2% 4% 6% 8% 10% 12% 14% 16% Mature First Year Second Year Third Year 0.7 million product lives 2.5 million product lives 1.4 million product lives 0.5 million product lives 3

✓ ✓ ✓ ✓ ✓ 3

3 +40% +47%

0 20 40 60 80 100 120 140 Adj. EBITDA1 Cash Interest Other Operating Cash Flows including Working Capital Federal Taxes Operating Cashflow Final Reported operating cashflow Operating cash deployed in acquisitions and severance1 $75 56% of Adj EBITDA 4

• • • • • ✓ ✓ ✓ 4

2022 Adjusted EBITDA Acquired Adjusted EBITDA (fully synergized) Performance Suite Maturation by EOY 2024 Line of Sight Before Net New Growth Target Adjusted EBITDA from Net New Growth by EOY 2024 Exit 2024 Target

($ in millions) Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Q4 2020 Q3 2020 Q2 2020 Q1 2020 Net income (loss) attributable to common shareholders of Evolent Health, Inc. $(26.3) $(11.3) $2.1 $(4.5) $(5.4) $(5.6) $(13.0) $(9.1) $(9.8) $(14.6) $(37.3) $(203.5) $(78.7) Less: Interest income 1.1 0.6 0.4 0.2 0.1 0.1 0.1 0.1 0.1 0.1 1.3 0.8 0.9 Interest expense (12.9) (6.4) (4.8) (2.1) (2.2) (6.4) (6.4) (6.3) (6.3) (8.3) (7.4) (6.3) (6.3) Benefit from (provision for) income taxes 68.2 (1.1) 45.5 0.2 (1.2) 0.5 (0.2) (0.1) (0.6) 0.4 (0.5) 3.9 (0.3) Depreciation and amortization expenses (29.3) (19.8) (17.2) (15.1) (15.1) (15.1) (14.9) (14.9) (15.2) (14.9) (14.7) (15.8) (16.1) Goodwill Impairment — — — — — — — — — — — (215.1) — Impairment of equity method investments — — — — — — — — — — — — (47.1) Gain on transfer of membership — — — — — 23.0 — — 23.0 — — — — Loss on repayment/extinguishment of debt, net — — (10.2) — — (2.2) — — (19.2) — (4.8) — — Gain (loss) from equity method investees 0.4 0.6 1.4 2.0 0.6 0.5 0.1 4.9 7.8 (1.0) (13.7) 25.1 (0.4) Gain (loss) on disposal of assets and consolidation — — — — — — — — — 5.7 — — (6.5) Change in fair value of contingent consideration (8.6) 17.7 12.7 (0.8) (6.1) (14.1) 0.2 — 0.6 (4.4) (2.6) (0.8) 3.8 Net loss attributable to non-controlling interest — — — — — — — — — (0.8) 0.8 — — Change in tax receivable agreement liability (66.2) (3.1) (42.9) — — — — — — — — — — Other income (expense), net (0.2) (0.1) (0.3) 0.3 0.2 (0.1) — — — (0.3) (0.1) 0.4 (0.1) Repositioning costs — — — — — (1.3) — (0.7) (5.4) (1.2) — — — Stock-based compensation expense (10.7) (14.6) (7.0) (7.0) (5.3) (5.0) (4.4) (3.7) (3.7) (4.2) (3.1) (3.7) (3.5) Severance costs (1.0) (12.2) (1.0) — — (0.1) — — (0.1) (1.1) (1.8) — (6.1) Amortization of contract cost assets — — — — — — (0.1) (0.2) (0.1) (0.1) (2.6) (0.8) (0.4) Dividend and accretion on Series A Preferred Stock (6.3) — — — — — — — — — — — — Strategy and shareholder advisory expenses — — — — — — — (1.5) (5.0) — — — — Acquisition-related costs (11.3) (5.2) (2.6) (3.4) (0.5) (0.9) (1.2) (0.1) (2.0) (0.6) (0.8) (0.3) (0.3) Gain (loss) from discontinued operations — — — (0.4) — (8.7) — — 1.4 — — — — Adjusted EBITDA $50.5 $32.3 $28.1 $21.7 $24.3 $24.3 $13.8 $13.3 $14.9 $16.1 $12.7 $9.1 $3.7 TTM Adjusted EBITDA $132.6 $106.4 $98.4 $84.1 $75.7 $66.3 $58.1 $57.0 $52.8 $41.6

1.Eliminations represent revenue that the legacy Evolent Health Services segment earned from transactions with the legacy Clinical Solutions segment and was eliminated upon consolidation. ($ in millions) Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Q4 2020 Q3 2020 Q2 2020 Q1 2020 Q4 2019 Q3 2019 Q2 2019 Q1 2019 Total revenue $427.7 $382.4 $352.6 $319.9 $297.1 $248.4 $222.5 $222.1 $215.1 $246.5 $239.6 $217.3 $221.4 $205.0 $180.0 $149.7 $154.3 Less: Divested assets — — — 1.8 1.7 2.5 3.2 3.6 6.8 70.1 78.6 63.6 59.1 68 58.4 36.2 32.9 Subtotal 427.7 382.4 352.6 318.1 295.4 245.9 219.3 218.5 208.3 176.5 161 153.7 162.3 137 121.7 113.5 121.4 Eliminations(1) - - - - - - (0.5) (0.5) (0.5) (0.5) (0.5) (0.5) (0.5) (0.2) (0.1) - - Total revenue excluding divested assets $427.7 $382.4 $352.6 $318.1 $295.4 $245.9 $218.9 $218 $207.9 $176 $160.5 $153.2 $161.9 $136.8 $121.6 $113.5 $121.4 TTM revenue excluding divested assets $1,348.5 $890.7 $651.6 $493.3

evolent

Investor Day

May 23, 2023

Welcome & Agenda

Seth Frank, Vice President, Investor Relations

Safe Harbor Statement

Certain statements, including but not limited to estimates of revenue, revenue growth, revenue renewal rates, Adjusted EBITDA, Adjusted EBITDA growth, cash available for investing and financing activities, and net leverage ratios, made in this presentation and in other written or oral statements made by us or on our behalf are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: "believe," "anticipate," "expect," "estimate," "aim," "predict," "potential," "continue," "plan," "project," "will," "should," "shall," "may," "might" and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to our guidance and business outlook and future performance, leverage or financial results, including of NIA, and our strategy. We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

These statements are only predictions based on our current expectations and projections about future events. Forward-looking statements involve risks and uncertainties that may cause actual results, level of activity, performance or achievements to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements, include, among others: risks relating to our ability to efficiently integrate NIA into our operations, the financial information of NIA and the pro forma financial information of NIA may not be indicative of future results or our financial condition; the significant portion of revenue we derive from our largest partners, and the potential loss, non-renewal, termination or renegotiation of our relationship or contract with any significant partner, or multiple partners in the aggregate; our ability to terminate certain leases and recognize impairment charges in connection with our repositioning plan, evolution of the healthcare regulatory and political framework; uncertainty in the health care regulatory framework, including the potential impact of policy changes; our ability to offer new and innovative products and services and our ability to keep pace with industry standards, technology and our partners' needs; risks related to completed and future acquisitions, investments, alliances and joint ventures, including our acquisitions of IPG and NIA, which could divert management resources, or result in unanticipated costs or dilute our stockholders; the financial benefits we expect to receive as a result of the sale of certain assets of Passport to Molina Healthcare, Inc. may not be realized; the growth and success of our partners and certain revenues from our engagements, which are difficult to predict and are subject to factors outside of our control, including governmental funding reductions and other policy changes; risks relating to our ability to maintain profitability for our total cost of care and New Century Health's performance-based contracts and products, including capitation and risk-bearing contracts; our ability to effectively manage our growth and maintain an efficient cost structure, and to successfully implement cost cutting measures; changes in general economic conditions nationally and regionally in our markets, including increasing inflationary pressures and economic and business conditions and the impact thereof on the economy resulting from public health emergencies, epidemics, pandemics or contagious diseases such as the COVID-19 pandemic, risks related to the failure of any bank in which we deposit our funds, which could reduce the amount of cash we have available to meet our cash commitments and make additional investments; our ability to recover the significant upfront costs in our partner relationships and develop our partner relationships over time; our ability to attract new partners and successfully capture new opportunities; the increasing number of risk-sharing arrangements we enter into with our partners could limit or negatively impact our profitability; our ability to estimate the size of our target markets for our services; our ability to maintain and enhance our reputation and brand recognition; consolidation in the health care industry; competition which could limit our ability to maintain or expand market share within our industry; risks related to audits by CMS and other governmental payers and actions, including whistleblower claims under the False Claims Act; our ability to partner with providers due to exclusivity provisions in our contracts in some of our partner and founder contracts; risks related to managing our offshore operations and cost reduction goals; our ability to contain health care costs, implement increases in premium rates on a timely basis, maintain adequate reserves for policy benefits or maintain cost effective provider agreements; our dependency on our key personnel, and our ability to attract, hire, integrate and retain key personnel; the impact of additional goodwill and intangible asset impairments on our results of operations; our indebtedness, our ability to service our indebtedness, and our ability to obtain additional financing on favorable terms or at all; our ability to achieve profitability in the future; the impact of litigation proceedings, government inquiries, reviews, audits or investigations; material weaknesses in the future may impact our ability to conclude that our internal control over financial reporting is not effective and we may be unable to produce timely and accurate financial statements; restrictions on the manner in which we access personal data and penalties as a result of privacy and data protection laws; liabilities and reputational risks related to our ability to safeguard the security and privacy of confidential data; data loss or corruption due to failures or errors in our systems and service disruptions at our data centers; adequate protection of our intellectual property, including trademarks; risks related to legal proceedings related to any alleged infringement, misappropriation or violation of third-party intellectual property rights; our use of "open source" software; our ability to protect the confidentiality of our trade secrets, know-how and other proprietary information; our reliance on third parties and licensed technologies; restrictions on our ability to use, disclose, de-identify or license data and to integrate third-party technologies; our reliance on Internet infrastructure, bandwidth providers, data center providers, other third parties and our own systems for providing services to our partners; our reliance on third-party vendors to host and maintain our technology platform; our obligations to make material payments to certain of our pre-IPO investors for certain tax benefits we may claim in the future; our ability to utilize benefits under the tax receivables agreement described herein; our obligations to make payments under the tax receivables agreement that may be accelerated or may exceed the tax benefits we realize; the terms of agreements between us and certain of our pre-IPO investors may contain different terms than comparable agreements we may enter into with unaffiliated third parties; the conditional conversion features of the 2025 convertible notes, which, if triggered, could require us to settle the 2025 convertible notes in cash; interest rate risk under the Credit Agreement and the terms of our Series A Preferred Stock; our debt following the NIA acquisition and our ability to meet our obligations; our ability to service our debt and pay dividends on our Series A Preferred Stock; the potential volatility of our Class A common stock price; the potential decline of our Class A common stock price if a substantial number of shares are sold or become available for sale, including those issuable upon conversion of our Series A Preferred Stock; our Series A Preferred Stock has rights, preferences and privileges that are not held by and are preferential to the rights of holders of our Class A common stock, and could in the future substantially dilute the ownership interests of holders of our Class A common stock; provisions in our certificate of incorporation and by-laws and provisions of Delaware law that discourage or prevent strategic transactions, including a takeover of us; the ability of certain of our investors to compete with us without restrictions; provisions in our certificate of incorporation which could limit our stockholders' ability to obtain a favorable judicial forum for disputes with us or our directors, officers or employees; and our intention not to pay cash dividends on our Class A common stock.

The risks included here are not exhaustive. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Our Annual Report on Form 10-K for the year ended December 31, 2022 (the "2022 Form 10-K") subsequent quarterly reports on Form 10-Q and other documents filed with the SEC include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this presentation.

This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any securities of any nature whatsoever, and it may not be relied upon in connection with the purchase of securities. The contents of this presentation do not constitute legal, tax or business advice. Anyone reading this presentation should seek advice based on their circumstances from independent legal, tax and business advisors.

One Evolent: Focusing on Specialty Care

Seth Blackley, Chief Executive Officer

Agenda

Welcome	**Seth Frank** – Vice President, Investor Relations
One Evolent: Focusing on Specialty Care	**Seth Blackley** – Chief Executive Officer
The Specialty Value-Based Care Opportunity	**Dan McCarthy** – President
Spotlight on Oncology & Cardiology	**Scott Pritchard, Ph.D.** – President, Performance Suite **Andrew Hertler, M.D.** – Chief Medical Officer
Spotlight on Musculoskeletal	**John Tam, M.D.** – Chief Strategy Officer **Matthew Walker, M.D.** – Medical Director
Executing on The Specialty Opportunity	**Emily Rafferty** – Chief Operating Officer **Jordan Silvergleid** – Chief Product Officer
Human Capital at Evolent	**Kali Beyah** – Chief People and Brand Officer
Financial Considerations and Outlook	**John Johnson** – Chief Financial Officer
Audience Q&A	

Evolent seeks to drive better outcomes across healthcare



Our Motivation
Patients
Better Treatment. Better Health.
evolent
Providers
Less Friction. Appropriate Care.
Health Plans & Risk Providers
Higher Quality. Lower Costs.
Our User
Our Customer

Evolent supports health plans and risk providers with clinical technology and services that seek to improve patient outcomes and lower costs for patients with complex medical specialties

Selected Customers

- Florida Blue
- CountyCare A MEDICAID HEALTH PLAN
- EmblemHealth
- CENTENE Corporation
- BlueCross BlueShield of North Carolina
- MOLINA HEALTHCARE
- MARYLAND physicians care MANAGED CARE ORGANIZATION
- Humana

We are accelerating our market leadership

2011	2017	2024+
Aggregate Talent, Capabilities, Technology	*Leadership Evolution, Value-Based Specialty Focus*	*Next Horizon of Growth and Leadership, Value-Based Specialty-Led Company*

evolent HEALTH™

evolent
Specializing in Connected Care.

Mission Statement: **To Improve The Health Of The Nation By Improving How Healthcare is Delivered**

We are accelerating our market leadership

evolent

Specializing in Connected Care.™

Evolent at a glance

$1.95B
2023 Revenue Outlook at Midpoint

39%[1]
Revenue CAGR
Q4 2019 – Q1 2023

$190M[1]
2023 Adjusted EBITDA Outlook at Midpoint

~110%
Revenue Renewal Rate (2022)

$50B
Cross-Sell Revenue Opportunity out of $150B Specialty TAM

~5,000
FTE's Including ~300 MDs and ~1,100 Other Clinicians

Consistent Operating Priorities

- Strong Organic Growth
- Expanding Margins
- Optimal Capital Allocation

1. Non-GAAP measure, see "Non-GAAP Financial Measures" for definition and Appendix B for reconciliation to GAAP. CAGR calculated from Q4 2019 through Q1 2023 and excludes revenue from divested assets. Revenue for the same period CAGR calculated based on GAAP revenue was 23.4%.
2. Evolent does not provide a reconciliation of non-GAAP forward-looking guidance as certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Refer to "Non-GAAP Measures" in the Appendix.

The Evolent investment case

Strong Organic Growth

- Large specialty TAM with $50B cross-sell opportunity
- <5% penetrated today
- Differentiated portfolio in a highly fragmented specialty care end market

Expanding Margins

- Track record of disciplined execution
- Balance between Technology & Service model and risk-based Performance Suite model

Capital-Efficient Business

- Strong cash flow profile
- Focused on de-leveraging in the short and medium term

Evolent's platform creates a differentiated strategy for long-term, sustainable growth



Oncology
Cardiology
MSK
Complex Care (aka Evolent Care Partners)
Advance Care Planning
Radiology
Genetic Testing
Supporting M&A Integration
Administrative and Technology Platform (Including Evolent Health Services)

Sources of Differentiation

- ✓ **Breadth and Depth**
- ✓ **Trust and Independence**
- ✓ **Delivering Targeted Client Results**

Transforming specialty care nationally focusing on six subspecialties

Proven growth algorithm

1 Add Operating Partners

73
operating partners[1]

Humana
MOLINA HEALTHCARE
Florida Blue
blue california
CENTENE Corporation
maryland physicians care
hmsa
CareSource

2 Add Unique Members

41
million unique members[1]

3 Add Products

1.6
average PMPM products per unique member

15,400
average member cases at Q1 2023

66
million product members

4 Add Performance Suite

~5%
of product-members covered in Performance Suite today

1. See Appendix for definition of terms.

Evolent's business models make for a compelling combination and underpin our ability to deliver targeted client savings

	Business Model	Mature[1] Flow-Through Margins	Estimated % Company Adj. EBITDA[2]	Future Growth
Performance Suite	✓ Recurring Capitation; Targeted Results ✓ "Risk-Based"	~12-18%	25%	↑↑↑
Technology and Service Suite/Other	✓ Recurring Technology, Service, and Case Revenue ✓ "Subscription" and Services-based Business Model	~50%	75%	↑↑

1. Mature margins at approximately 3 years for Performance Suite.
2. Based on company's expectation from 2023 outlook.

There is significant opportunity to drive clinical outcomes and operating scale through a unified operating model

evolent CARE PARTNERS
evolent HEALTH SERVICES
New Century Health
Vital Decisions
iPG
NIA

→ evolent

Integrated Operating Model ("One Evolent") organized to deliver financial and operational synergies


Business Unit 1
Business Unit 2
Business Unit 3
Integrated Operating Model
"One Evolent"

A deep and experienced leadership team built for the long term



Seth Blackley
CEO & Co-Founder



Dan McCarthy
President



John Johnson
Chief Financial Officer



Kali Beyah
Chief People & Brand Officer



Jonathan Weinberg
General Counsel



Andrew Hertler, M.D.
Chief Medical Officer



Geoff McHugh
Chief Growth Officer



Jess Somers
SVP, Finance



Jordan Silvergleid
Chief Product Officer



Scott Pritchard, Ph.D.
President, Performance Suite



Emily Rafferty
Chief Operating Officer[1]



John Tam
Chief Strategy Officer



Rob Cruz
Chief Technology Officer

Key Human Capital Metrics	
89%	Current Engagement Score
7	Average Tenure of Top 13 Leaders
8	Average Annual Tenure of Top 100 Leaders
89%	Inclusion Score

1. Effective July 3, 2023.

Building on a strong foundation: reiterating 2023 and 2024 outlook….and introducing 2025 and beyond….

- 2023 revenue range of **$1.935B-$1.965B**, inclusive of Evolent revenue growth of **25-28%** (growth excluding NIA revenue, compared to 2022)
- 2023 Adjusted EBITDA[1, 2] of **$180M-$200M**

- Evolent + NIA expected to generate cash flow[1] in **excess of $120M** in 2023, before interest expense
- **$300M** run-rate Adjusted EBITDA exiting 2024

- Out-years 2025+: annual revenue **mid-teens growth%++** annual Adjusted EBITDA growth[2] **20%+**

1. Non-GAAP measure, see "Non-GAAP Financial Measures" for definition.
2. Evolent does not provide a reconciliation of non-GAAP forward-looking guidance as certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Refer to "Non-GAAP Measures" in the Appendix.

evolent

The Specialty Value-Based Care Opportunity

Dan McCarthy – President

A strategy five years in the making

EVH Specialty Care Journey

Specialty Care Revenue[1], $ Millions


+54%
49
279
542
598
945
1,378
2018[2]
2019
2020
2021
2022
Q1 '23 Annualized[2]

% of Total Revenue

2018[2]	2019	2020	2021	2022	Q1 '23 Annualized[2]
9%	**40%**	**59%**	**66%**	**70%**	**+80%**

Create Vision	Build Foundation from Anchor Asset	Consolidate Key Capabilities	Accelerate Market Leadership

evolent HEALTH

evolent

1. CAGR calculated from Q4 2018 through Q1 2023 and excludes revenue from administrative services.
2. Specialty care revenue for 2018 of $49M represents the impact of the acquisition of NCH in Q4 2018. Specialty care revenue for Q1 2023 of $1.4B is calculated by annualizing Q1 2023 revenue less revenue from administrative services.

The opportunity in value-based specialty care

Large Specialty TAM with Low Penetration



$150B
Total Specialty TAM1

$50B – Cross-Sell Opportunity[2]

~$1.4B – Q1 '23 Annualized Revenue

Significant Customer Unmet Need

Spiraling Costs — U.S. spend increased by >$50B for oncology, cardiology and MSK alone between 2015 and 2020[3]

Uneven Quality — 75% of low-value care comes from specialist physicians[4]

Broken Experience — 60% of Americans have said they have had a negative health care experience within the last three months[5]

1. Evolent Health internal estimates based on Evolent and NIA specialties and total national health plan membership.
2. Evolent Health internal estimates based on Evolent and NIA specialties and total membership of existing clients.
3. Health Care | U.S. Bureau of Economic Analysis (BEA) (2020).
4. Fogler, S. et al. (2021). Pathways for Specialty Care Coordination and Integration in Population-Based Models.
5. Gordon, D. (2022). 60% Of Americans Have Had A Recent Bad Health Care Experience, New Survey Shows. https://www.forbes.com/sites/debgordon/2022/11/28/60-of-americans-have-had-a-recent-bad-health care-experience-new-survey-shows/?sh=183c601b2adf.

Challenges in managing specialty care

1 Extensive Clinical Complexity

Steep Innovation Curve

- >75K genetic tests on the market[1]
- >6K types of medical devices regulated by FDA[2]

Specialty Solutions Are Clinically Thin or Fragmented

- Breadth instead of depth in solutions offered
- Solutions with depth lack breadth to adequately address multi-specialty needs

2 Traditional UM Creates Friction

Admin Work is Overwhelming

- 88% of physicians say the burden of prior authorization is high or extremely high[3]

Large Patient Panels

- Standard patient panel size would require physicians to work ~22 hours per day to provide proper care to each patient[4]

3 Provider Misalignment

Fee for Service Mentality

- Buy/bill, drug rebates, consulting fees, RVUs drive costly care that is not aligned with quality

Specialist Incentives Not Aligned Around Value

- 30% of oncology practices' revenues are tied to drug margin, which incentivizes the use of higher cost drugs[5]

4 Patient Voice Not Included

Lack of Person-Centered Care

- 56% of patients often feel like they are "being treated as an incident, not a person" when receiving care[6]

Shared Decision-Making Not Prioritized

- Patients are not engaged about their care goals and preferences: 87% of American adults lack sufficient health literacy[7]

1. DHHS OIG. (2021). Trends in Genetic Tests Provided Under Medicare Part B Indicate Areas of Possible Concern.
2. U.S. Food & Drug Administration. (2021). Products and Medical Procedures. https://www.fda.gov/medical-devices/products-and-medical-procedures#:~:text=Our%20Medical%20Device%20Product%20Classification,classification%20assigned%20to%20each%20type.
3. American Medical Association. 2022 AMA prior authorization (PA) physician survey. https://www.ama-assn.org/system/files/prior-authorization-survey.pdf
4. Harrington, C. (2022). Considerations for Patient Panel Size. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC9894066/
5. J Oncol Pract. 2016 Apr; 12(4): e437e475.
6. Change Health Care. Harris Poll. The 2022 Health Care Consumer Experience Index.
7. Agency for Health Care Research and Quality. (2020). The SHARE Approach-Health Literacy and Shared Decision-Making: A Reference Guide for Health Care Providers. https://www.ahrq.gov/health-literacy/professional-training/shared-decision/tool/resource-4.html

Our vision for transforming specialty care nationally

	CHALLENGES	OUR SOLUTION	EXAMPLE CAPABILITIES
1	*Extensive Clinical Complexity*	**Deep Multi-Specialty Expertise**	• Deep bench of ~1,400 clinicians across the organization • Independent scientific advisory boards • Proprietary value-based pathways
2	*Traditional UM Creates Friction*	**Next Gen Decision Support**	• Purpose-built technology for specialty VBC • Gold-carding • EMR integration
3	*Provider Misalignment*	**Provider Alignment**	• Alternative payment models • Performance benchmarking • Peer-to-peer clinical consults • Primary care physician coordination
4	*Patient Voice Not Included*	**Integrated Member Journey**	• Advance care planning • End-of-life transitions support • Care coordination and navigation

Our vision for transforming specialty care nationally


1
Deep Multi-Specialty Expertise
Oncology
Cardiology
MSK
Complex Care
Radiology
Genetic Testing
End-of-Life
2
Next Gen Decision Support
3
Provider Alignment
4
Differentiated Member Journey
Configurable Technology and Administrative Platform
Actionable Analytics and Integration

How our model works in practice

Example Patient

81-year-old with congestive heart failure who recently found a lump on his neck, confirmed by subsequent testing as cancer

	Pre-Treatment	Treatment	Post-Treatment
1 **Deep Multi-Specialty Expertise**	▪ Informal consult with primary care provider to **avoid unnecessary referral** to a cardiologist	▪ Through comprehensive pathways, **proactively recommend genetic testing** to get to the right regimen, and **imaging to ensure it works** ▪ **Data on cardio-toxicity** informs pathways	▪ Pathways show **remaining 2nd line treatment options**, with data on expected efficacy and side effects
2 **Next Gen Decision Support**		▪ **Decision support tool "nudges"** oncologist to encourage value-based choices, with **supporting data on clinical evidence and financial toxicity**	
3 **Provider Alignment**	▪ Support primary care provider with quality data to ensure a **referral to a high-value oncologist**	▪ **Alternative payment model allows focus on quality** without concerns about drug margin, and **performance data provides transparency** ▪ Practice **education allows peer-to-peer dialogue** on evolving literature	▪ Based on the advance care plan, oncologist discusses options with patient, who **confirms wishes for comfort care**
4 **Differentiated Member Journey**	▪ Using warm physician endorsement, use therapist to **engage patient on his goals** & preferences	▪ With patient's permission, **share his advance care plan with oncologist** to ensure full alignment	▪ Coordinate among patient, oncologist, primary care physician to **ensure adherence to advance care plan**

Ultimately enabling improved decision-making by specialists…



Oncology
L1 Pathway Adherence[1]
49%
67%
76%
77%
90%
Q4 2020
Q2 2021
Q4 2021
Q2 2022
Q4 2022
Preferred Pathway
Non-Preferred Pathway



MSK
Tiered Device Selection[1]
2.6
2.4
2.5
2.0
1.9
1.6
1.6
1.5
2019
2020
2021
2022
Total Hip Replacement
Total Knee Replacement



Cardiology
Appropriate Use Criteria[1]
8.5
8.0
7.5
7.0
6.5
8.0
8.2
7.7
6.6
1
2
Q1 2020
Q4 2022
Requested AUC Score
Approved AUC Score

Appropriate Use Criteria is a scoring system developed by the American College of Cardiology to evaluate appropriateness of care (1-9 scale, with 9 being highest quality)

Our cardiology management services:

1. Increase use of appropriate care vs. initial request
2. Lead to improvements in future requested care to be more in-line with appropriate treatment

1. Evolent analysis of client data

...and delivering on our comprehensive value proposition

QUALITY

79% Clinical Interventions in Oncology Resulted in **Lower Toxicity**[1]

15% **Adherence Improvement in Guideline-Directed Medical Therapy** Within Cardiology Program[2]

COST

6:1 **Return on Investment** for National Oncology Tech & Services Partner in 2022[2]

10% **Annual Savings in Cardiology Costs** for a Regional Medicaid Payer[2]

EXPERIENCE

84% **Provider Practice Overall Satisfaction** Across Oncology and Cardiology[3]

78 Net Promotor Score **Member Satisfaction** for ACP Program at a National Medicaid Payer in 2022[2]

1. Manual review of sample interventions from total sample of 54 interventions since Dec 2020.
2. Evolent analysis of client data.
3. 2022 provider experience survey results; represents provider groups with at least 1,000 authorization requests the prior year across all NCH-supported specialties; percentage of those satisfied or extremely satisfied.

Accelerating our impact through growth

PHILOSOPHY

1 BUILD
Products rooted in unmet customer need

2 DELIVER
Compelling customer ROI across all dimensions

3 CAPTURE
Resulting growth opportunity through comprehensive go-to-market model

WIN THEMES

- ✓ Breadth and depth
- ✓ Trust and Independence
- ✓ Delivering targeted client results

SALES APPROACH

- ✓ Top-of-house engagement
- ✓ Integrated growth team
- ✓ Solution-based value proposition
- ✓ Multi-stakeholder cultivation

Examples of unlocking growth through strong performance…

	CENTENE Corporation	MOLINA HEALTHCARE
Annual Revenue	2020 2021 2022 2023	2020 2021 2022 2023
Business Model	▪ Tech & Services	▪ Performance Suite
Initial Partnership	▪ 1 State, 1 Line of Business ▪ Medical Oncology	▪ 2 States, 2 Lines of Business ▪ Cardiology (T&S)
Current Partnership	▪ National Footprint, All Lines of Business ▪ Medical Oncology, Radiation Oncology, End of Life, Radiology, Cardiology, Physical Medicine, MSK, Genetic Testing	▪ National Footprint, All Lines of Business ▪ Cardiology, Medical Oncology, Radiation Oncology (Performance Suite)

… with continued runway remaining across partner base

Penetration Rate at Top 10 EVH Customers by Payer Total Membership[1]

% Capture of Total Addressable Product Lives

~14%
Weighted average penetration on product lives

Represents **less than** ~**3%** of revenue opportunity for these partners



0.4%
0.5%
1.1%
1.4%
5%
7%
11%
18%
19%
28%
Payer A
Payer B
Payer C
Payer D
Payer E
MOLINA HEALTHCARE
Payer F
Payer G
Payer H
CENTENE Corporation

Excludes vertically integrated customers.
1. Products deployed as of 3/1/2023.

Growth strategy for business lines

Our Strategy

Tech & Services

- Increase client penetration via cross-sell
- New client sales through comprehensive bundled offerings
- Differentiate using innovation from Performance Suite

Performance Suite

- Integrate capabilities to drive value in current contracts
- Incubate musculoskeletal performance suite product
- Pursue market density given network effect
- Benefit from scale and technology from Tech & Services

Key Stats

EVH Products Used By Current Partners

Average



6
Opportunity to grow within our clients and cross-sell additional solutions
Current: 1.6

Florida Oncology Performance Suite Lives[1]

CAGR, 2019-23



30%

Customer Testimonials

"End-to-end management across a range of conditions enables efficiency and vendor consolidation, streamlines integrations, and creates a consistent, longitudinal journey for members & providers"

- Executive at National Payer

"We are looking for multi-payer solutions that address a greater portion of our patient panel to ensure consistency for both patients and providers. We want fewer platforms, processes and solutions because it makes our lives easier"

– Medical Director at Large Florida Oncology Practice

1. Includes contracted go-lives.

Takeaways

Significant runway in large and growing market with high unmet need

Differentiated product portfolio with demonstrated proof points of client value

Focused plan to execute against comprehensive growth opportunity

HEAR FROM SOME OF OUR CLIENTS



Kim Henrichsen

SVP, Population Health & Clinical Operations

Centene Corporation



Yvonne Collins, M.D.

Chief Medical Officer

CountyCare Health Plan



Pat Geraghty

President & CEO

GuideWell & Florida Blue



Spotlight on Oncology & Cardiology

Scott Pritchard, Ph.D. – President, Performance Suite
Andrew Hertler, M.D. – Chief Medical Officer

Evolent product portfolio seeking to transform specialty care



1
Deep Multi-Specialty Expertise
Oncology
Cardiology
MSK
Complex Care
Radiology
Genetic Testing
End-of-Life
2
Next Gen Decision Support
3
Provider Alignment
4
Differentiated Member Journey
Configurable Technology and Administrative Platform
Actionable Analytics and Integration

The case for oncology and cardiology specialty management

Astronomical costs

Annual US Health Expenditures[1]

$ Billions



Cardiology
$266
Oncology
$165

Despite sizeable costs, questions around quality and appropriateness remain

35%

of cardiac stress tests with imaging were judged probably inappropriate, with associated annual costs of $501 million[2]

16%

of the 93 accelerated approvals between 1992-2017 ultimately confirmed clinical benefit and 40% did not complete confirmatory trials at all.[3]

Suboptimal treatment decisions caused by complexity and misaligned incentives

17 years

for cardiac evidence-based guidelines to reach practice[4]

30%

of oncology practices' revenues are tied to drug margin, incentivizing the use of higher cost drugs[5]

1. Health Care | U.S. Bureau of Economic Analysis (BEA) (2020).
2. Physician decision making and trends in the use of cardiac stress testing in the United States: an analysis of repeated cross-sectional data. PubMed.gov. Oct 2014. https://pubmed.ncbi.nlm.nih.gov/25285541/.
3. JAMA Oncology November 2021 Volume 7, Number 11.
4. Balas EA, Boren SA. Managing clinical knowledge for health care improvement. http://www.ihi.org/resources/pages/publications/managingclinicalknowledgeforhealthcareimprovement.aspx.
5. J Oncol Pract. 2016 Apr; 12(4): e437e475.

Clinical intersection between complex oncology and cardiology specialties even more challenging to manage

Increasing cardiovascular complications of anticancer therapies

Growing number of cancer treatments ***linked to cardiomyopathy, atrial fibrillation, arterial hypertension, myocarditis****, etc.*[1]

5-15% of cancer patients will develop heart failure *after surviving cancer*[2]

The HR (relative risk) versus patients without cancer were ***1.33 for cardiovascular mortality and 1.62 for heart failure*** [3]

Evolent's Approach in Cardio-Oncology Care Management

Integrated Oncology & Cardiology Guidelines

Prevent cardiotoxicity by integrating cardiology procedures into oncology authorizations

Physician Education

Education on latest literature encouraging providers' adherence to cardiotoxicity guidelines

Personalized Regimens

Offer non-cardiotoxic treatment alternatives in oncology pathways for patients at increased risk.

1. Ruddy, K. J., Patel, S. R., Higgins, A. S., Armenian, S. H., & Herrmann, J. (2020). Cardiovascular Health during and after Cancer Therapy. Cancers, 12(12), 3737. https://doi.org/10.3390/cancers12123737.
2. Paterson, I. et al. (2022). Incident Cardiovascular Disease Among Adults with Cancer: A Population-Based Cohort Study.
3. University of Rochester Medical Center (2019). Do Cancer Treatments Affect the Heart?

Our team of clinical experts drive the core IP of Evolent's differentiated model

EXPERIENCED CLINICAL LEADERSHIP



Andrew Hertler, MD
Chief Medical Officer



Terra Wonsettler, Pharm.D, MBA
VP, Pharmacy



Fernando Villacian, MD, FACC
Sr. Medical Director, Cardiovascular



Connie Ducaine, PhD, LPC, LCADC, ACS, NCC
Sr. VP, Strategic Solutions



Juhee Sidhu, MD
Medical Director, Oncology Clinical Performance



Ritwick Panicker, MD, MMM
Sr. Medical Director, Oncology Clinical Operations



Joel Schwartz, DO
Medical Director, Radiation Oncology



Allan Zuckoff, PhD
VP, Clinical Program Development

DEEP CLINICAL BENCH

~300	~600	~500
Physicians	Nurses	Allied Health Professionals (e.g., Pharmacists, Physical Therapists, LCSWs, Speech Therapists, etc.)

NOTEWORTHY ACCREDITATIONS

urac ACCREDITED
NCQA CERTIFIED CREDENTIALS VERIFICATION ORGANIZATION
NCQA ACCREDITED UTILIZATION MANAGEMENT
NCQA ACCREDITED CASE MANAGEMENT
NCQA ACCREDITED POPULATION HEALTH PROGRAM

INDEPENDENT SCIENTIFIC ADVISORY BOARDS

50+ Advisory Members Across Evolent's Scientific Advisory Boards

Representation including, but not limited to:

- Boston Medical
- CancerCare Specialists of Illinois
- Duke
- Fox Chase Cancer Center
- Houston Methodist
- Yale Health
- Ironwood Cancer & Research Centers
- National Patient Advocate Foundation
- Massachusetts General Hospital
- US Oncology

How we partner and define success today

Three pillars anchor how measure and deliver value to our partners

1. Design **optimized value-based pathways** to improve efficacy and reduce toxicity for members

2. Deploy a **provider performance model** through multi-tactical and timely engagement

3. Align treatment plans with **member goals** and promote **shared decision-making**

Ensure evidence-based treatment selection for members experiencing oncology and cardiology needs

Provider aligned model minimizes denials = <2%[1] in 2022

1. Evolent analysis of client claims data. Does not include NIA.

Foundation rooted in evidence-based treatment through Evolent's curated pathways

ROOTED IN CLINICAL EVIDENCE | **TUNED FOR THE PATIENT** | **COST TRANSPARENCY DRIVES SAVINGS**



Level 2 Pathways
National Guidelines
Physician Trade Organizations
Practicing Physicians
Advisory Board
$
Level 1 Precision Pathways

Anti-Cancer Regimens

Example Options

Approvable by Compendia	A	B	C	D	E	F	G	H	I
Efficacy		B	C		E		G	H	
Toxicity		B			E		G		
Optimal Value - Based Option(s)		B			E				

Average Cost Per Treatment[1]

$ Thousands



$68
$42
$14
$8
HER2 Positive Metastatic Breast Cancer
Metastatic Colon Cancer
Level 2
Level 1

1. 2023 Evolent analysis of claims data; 3rd line therapy in HER2 positive metastatic breast cancer comparison of margetuximab-cmkb 90-day cost vs trastuzumab 90-day cost; subsequent therapy of metastatic colon cancer comparison of ziv-aflibercept 90-day cost vs bevacizumab 90-day cost. Note: not inclusive of cost of chemotherapy, simply the drug alternatives within the regimens.

Driving provider performance through multi-tactical, consistent, and timely engagement

	TECHNOLOGY	EDUCATION	INFLUENCE	ALIGNMENT	SCORECARDS
Description	***Equip*** specialists for evidence-driven behavior	***Leverage latest clinical evidence*** to drive high quality clinical decision-making	For treatment decisions not adherent to pathway, ***collaborate on right answer***	Re-wire financial incentives to ***reward right behaviors***	***Identify opportunities*** for specialist performance improvement
Example	Automatic Dose Rounding	Oncology Evidence Collaborative	Specialty-Matched Peer-to-Peers	Alternative Payment Models	Provider Performance Index



Alert





RAD Avoidance
Recommend Adverse Determination
Approved
Withdrawn
Cancel
Discontinued
Forwarded
Void
P2P Attempted Not Successful
P2P Attempted Successful Outreach



Case Rate APM
-$15,000
$1,200
$20,000
Drug Margin
Drug Cost
$1,200
$5,000
1st Year Pre-APM
APM 1st Year



Practice Performance
Practice Group Hierarchy
PPI Index
Operational Domain
Clinical Domain
Quality Domain
Auth Count
Sample Practice 1
5341
Sample Practice 2
1150
Sample Practice 3
595
Sample Practice 4
583
Sample Practice 5
543
Anticancer
99%
Dose Rounding
68%
MGF
65%
Biosimilar
84%
Supportive
58%

Our clinical model in action – oncology illustrative case

PROBLEM

Multiple approvable drugs with clear data on clinical inferiority versus alternate regimens

	topotecan	lurbinectedin
Median overall survival, months	8	9
Median progression-free survival, months	4	3.5
Objective remission rate %	30	30
Quarterly cost	**$620**	**$42,800**

OUR APPROACH

Utilization management platform explicitly flags low-value treatment lurbinectedin as non-preferred

White paper published on insufficient clinical data to support lurbinectedin over topotecan; **educated practice clinical staff via Oncology Evidence Collaborative**

All physicians who still insist on requesting low-value treatment lurbinectedin **engaged in specialist-matched peer-to-peer call**

Loss aversion alignment model in place such that use of low-value treatment lurbinectedin triggers a "withdrawal" from bonus pool

Utilization of low-value regimens is a key metric on specialist **scorecard distributed to PCPs/MSOs for use in referral selection**

RESULTS[1]

Improved Clinical Quality

Increased L1 pathway utilization

Equivalent efficacy

+

Decrease in cost

Saved health plan >$42K per quarter per patient switched

Technology · Education · Influence · Alignment · Scorecards

1. Evolent analysis of client claims data.

Our clinical model in action – cardiology illustrative case

PROBLEM

Cardiologists over-utilize procedures in lieu of less invasive alternatives

→ **Patient with Stage C Heart Failure** on a diuretic, beta blocker and ACE inhibitor and had 2 recent admissions for heart failure within 6 months. CardioMEMS (Pulmonary Artery Pressure Monitoring) requested

→ The **patient was not on appropriate dosage for initial therapy** and a mineralocorticoid receptor antagonist and sodium glucose cotransporter -2 inhibitor were not prescribed

OUR APPROACH

Practice submitting request for an intervention where GDMT is indicated will receive **notification in platform guiding provider to the less invasive therapy**

→ **General education and specific policies regarding appropriate use** of medical therapy for heart failure are shared with practice staff

→ Nurse practitioners and clinical reviewers evaluate requests in scope for GDMT; when medical therapy is not optimized, a **peer-to-peer is conducted**

→ **Alternative payment model** disincentivizes underuse of GDMT; triggers "withdrawal" for underuse

→ GDMT adherence, a core performance metric, **is shared with cardiology practices as well as MSOs/PCPs to help inform referral decisions**

RESULTS

Improved Clinical Quality

29% reduction in mortality with appropriate GDMT[1]

+

Decrease in cost

Saved health plan >$15K per swap, not including prevented hospitalizations for heart failure[2]

Technology | Education | Influence | Alignment | Scorecards

1. McCullough, P. et al. (2021). Mortality and guideline-directed medical therapy in real-world heart failure patients with reduced ejection fraction.
2. Evolent analysis of client claims data.

The power of our integrated solution: promoting a differentiated member journey

Provider engagement and advanced analytics

- ✓ **Predictive mortality modeling** to leverage payer data
- ✓ **Integration of clinical data** on prognosis, disease progression and patient response
- ✓ **Strong cardiology and oncology relationships** to promote provider endorsement and drive patient adoption and trust
- ✓ **Use of provider's name** to increase member engagement

Relationship-first model with personalized outreach

- ✓ **Motivational interviewing** techniques leveraged by 100+ behavioral health specialists **expertly trained in end-of-life and advanced illness** to elicit patient decisions
- ✓ **Personalized outreach and interventions** to activate and foster communication to drive care alignment

Technology integration to facilitate referrals to palliative and hospice

- ✓ **Integration of ACP and advance directives** into medical record or patient portal for easy access
- ✓ **Closed loop palliative and hospice referrals** based on prognosis and patient preference and needs
- ✓ **Support management of critical shift points** between patient and provider to honor patient wishes

OUR IMPACT

at a Regional Medicaid Plan

Program Engagement Rate for Those Reached



13%[1]
41%

Advance Directive Completion Rate



37%[2]
60%

Palliative Care Enrollment Rate



29%[3]
66%

Industry Average

Evolent's Results

1. Agency for Health Care Research and Quality. (2016). Methods and Outcomes of Care Management Programs.
2. K. et al. (2017). Approximately one in three US adults completes any type of advance directive for end-of-life care. Health Affairs.
3. Cooper, A. et al. (2021). A point prevalence study of palliative care need and referral rates in adult inpatients.

A VIDEO CASE STUDY ON THE POWER OF ADVANCE CARE PLANNING

Hear from Rachel, an Evolent Living Well Specialist, on the power of palliative care

Takeaways

Deep bench of clinical expertise with the goal of driving meaningful improvements in cost and quality

Proven capabilities to engage and satisfy providers

Moving the member to the center of the care journey

evolent

Spotlight on Musculoskeletal

John Tam, M.D. – Chief Strategy Officer
Matthew Walker, M.D. – Medical Director

Evolent product portfolio to transform specialty care


1
Deep Multi-Specialty Expertise
Oncology
Cardiology
MSK
Complex Care
Radiology
Genetic Testing
End-of-Life
2
Next Gen Decision Support
3
Provider Alignment
4
Differentiated Member Journey
Configurable Technology and Administrative Platform
Actionable Analytics and Integration

The case for musculoskeletal specialty management

Astronomical costs

Annual US Health Expenditures[1]

$ Billions



$227
MSK

Journey is fragmented and highly variable leading to uneven outcomes and cost



First Encounter
Second Encounter
Third Encounter
Fourth Encounter
Outcome
Chiropractor
PCP/ACP
Surgeon
UC
ER
PT/OT
Pain Medicine
Inpatient
Non-proc Specialist
Xray
Opioid Rx
MRI

Back pain patients often bounce across specialties with no consistent journey[2]

Exacerbated by overuse of expensive treatments and misaligned incentives

Overuse of Expensive Treatments

30% higher cost for robotic assisted spinal fusion with no improvement in effectiveness or outcomes compared to a minimally invasive procedure[3]

Misaligned Financial Incentives

~75% of neurosurgeons and orthopedic surgeons received payments from device manufacturers[4]

1. Bureau of Economic Analysis. Blended account, 2000-2019. Health Care | U.S. Bureau of Economic Analysis (BEA)
2. Sankey chart based on utilization data from Evolent customer with multiple lines of business.
3. Passias, P. G. et al. (2021). A cost benefit analysis of increasing surgical technology in lumbar spine fusion. The spine journal : official journal of the North American Spine Society, 21(2), 193–201. https://doi.org/10.1016/j.spinee.2020.10.012
4. Garber, J. (2021). Medical device industry spends more on physician payments than pharma.

An exceptional and deep team supports a highly specialized MSK space

EXPERIENCED LEADERSHIP



Matt Walker, MD
Medical Director, Spine Surgery



Stephanie Thompson, MD, PharmD
Medical Director, Interventional Pain Management



William Carson, MD
Medical Director, Joint Surgery



Christin Gallo, DO
VP, Quality and Medical Policy



Brian Holt
President, IPG



Logan Bauer
Director of Manufacturer Partnerships



Erin Culverhouse, DPT
Sr. Manager, Physical Medicine



Laura Akerson, DC
Clinical Manager, Phys Med/Chiro

DEEP CLINICAL BENCH

~300	~600	~500
Physicians	Nurses	Allied Health Professionals (e.g., Pharmacists, Physical Therapists, LCSWs, Speech Therapists, etc.)

NOTEWORTHY ACCREDITATIONS

urac ACCREDITED; NCQA CERTIFIED Credentials Verification Organization; NCQA ACCREDITED Utilization Management; NCQA ACCREDITED Case Management; NCQA ACCREDITED Population Health Program

INDEPENDENT SCIENTIFIC ADVISORY BOARDS

50+ Advisory Members Across Evolent's Scientific Advisory Boards

Representation including but not limited to:

- Boston Medical
- CancerCare Specialists of Illinois
- Duke
- Fox Chase Cancer Center
- Houston Methodist
- Yale Health
- Ironwood Cancer & Research Centers
- National Patient Advocate Foundation
- Massachusetts General Hospital
- US Oncology

How we seek to ensure success today

Four pillars anchor how we deliver value to our partners

1 + **2** + **3** + **4**

"Wide net" to address inappropriate treatments and procedures

For appropriate procedures, optimize cost of surgery

1. **Use multiple points of entry** to catch members in their MSK journey
2. **Improve clinical decision making** to reduce waste
3. Shift to **lowest cost, high quality site of care**
4. Improve **implantable device selection and unit cost**

Ensure evidence-based treatment selection for members with MSK needs

Our MSK portfolio offers multiple "points of entry" to support clinicians and members wherever they begin their journey

Given the High Variability of Member Care Journeys...


First Encounter
Second Encounter
Third Encounter
Fourth Encounter
......
Outcome
Chiropractor
PCP/ACP
Surgeon
UC
ER
PT/OT
Pain Medicine
Inpatient
Non-proc Specialist
Xray
Opioid Rx
MRI
CT
Surgery
Injection PM

...Optimization Requires Multi-Disciplinary Expertise


Interventional Pain Management
Physical Medicine
Advanced Imaging
Spine Surgery
Joint Surgery

Hybrid digital model combined with specialty-matched clinical experts elevates performance

Digital Platform & Automated Decision-Making

- Proprietary algorithms expedite the review workflow and determination process without compromising clinical quality
- Automated approval for evidence-based, clinically unambiguous requests
- Real-time upload of images support collaborative peer-to-peers and case review
- Site-of-care optimization to “nudge” ordering providers toward outpatient settings when clinically appropriate and the member has no documented complicating comorbidities

Specialty-Matched Peer-to-Peer When Needed

- Specialized MSK nurse team focused on first-line clinical reviews, provider outreach and education, and prior authorization process navigation
- Multi-disciplinary MSK physician team consisting of board-certified anesthesiologists, pain medicine specialists, orthopedic surgeons, and neurosurgeons
- Specialty matched peer-to-peer models for highly complex outlier cases
- Clinical team active in clinical practice, academia, professional organizations and medical research

Shifting approved surgeries to lower cost, clinically appropriate sites of care through device management

***Illustrative Example*: Ambulatory Surgery Centers ("ASCs") Incentivized to Divert Unprofitable Cases to Hospital**



$14,500
$15,500
Device Cost
($1,000)
$28,500
Payer's ASC Case Rate Including Device
ASC's Est. Cost Including Device
ASC Potential Loss With Device Included
Given Potential Loss, ASC Diverts Case to Hospital
Payer Reimbursement to Hospital Outpatient Department (HOPD)

In HOPD setting, payers and patients pay significantly more, with no clinical justification

Our Solution

Payers contract with Evolent for device cost responsibility

Payers carve out device cost from ASC case rate

We engage surgeons to optimize device selection and site of care

ASCs retain case, creating savings for payers and members

Based on facility claims data for neurostimulator (CPT: 63663)

Accelerating site-of-care shifts

Evolent compared a cohort of facilities in Florida for two payers: a prospective partner versus a current partner.

Adjusted for membership, the current partner saw triple the number of like procedures performed in the ASC versus the HOPD.


Demonstrated higher procedure volume in the ASC with our solution
ASC 1
36
66
ASC 2
44
79
ASC 3
25
107
ASC 4
3
107
ASC 5
108
151
ASC 6
119
155
ASC 7
22
235
ASC 8
6
308
ASC 9
302
487
ASC 10
66
654
Prospect
Partner
FL
Facilities perform
~3X
more procedures when partnered with us

Source: Partner and Prospect data, Management estimates.

Represents average case volume (adjusted for membership) for overlapping cohort of ASCs at two payers.

Transparency optimizes clinical decision-making on device selection

Provider Scorecards[1] Reveal Device Selection Patterns and Highlight Key Outliers…

REPORT TYPE	Category 3: Procedure Summary
DESCRIPTOR	Category 3 includes Total and Partial Joint Arthroplasty of the knee, hip, and shoulder.
DATE RANGE	January 2021 - December 2021

Procedure Summary

CPT - Description
- 23472 - Total Shoulder Replacem...
- 27130 - Total Hip Replacement
- 27446 - Partial Knee Replacement
- 27447 - Total Knee Replacement

Procedure	2021: Cases	2021: Total Allowed	% of Allowed	2021: Index Score
Knee Replacement				
27447 - Total Knee Replacement				
Surgeon 174	78	$687,500	15.98%	1.96
Surgeon 2	75	$677,500	15.75%	2.27
Surgeon 487	51	$495,500	11.52%	2.63
Surgeon 264	39	$344,500	8.01%	2.26
Surgeon 461	24	$203,000	4.72%	1.79
Surgeon 257	24	$190,000	4.42%	1.83
Surgeon 95	18	$189,000	4.39%	3.00
Surgeon 62	18	$157,000	3.65%	2.11
Surgeon 152	18	$153,000	3.56%	2.00
Surgeon 53	18	$152,000	3.53%	2.11
Surgeon 491	15	$137,500	3.20%	2.33
Surgeon 83	12	$122,000	2.84%	2.83
Surgeon 488	12	$106,000	2.46%	2.17
Surgeon 51	12	$102,000	2.37%	2.00
Surgeon 15	9	$94,500	2.20%	3.00
Surgeon 489	9	$92,500	2.15%	2.89
Surgeon 149	9	$88,500	2.06%	2.67
Surgeon 43	9	$88,500	2.06%	2.67
Surgeon 256	6	$57,000	1.32%	2.50
Surgeon 490	6	$57,000	1.32%	2.50
Surgeon 116	6	$51,000	1.19%	2.00
Surgeon 20	3	$31,500	0.73%	3.00
Surgeon 279	3	$25,500	0.59%	2.00

…Transparency and Education Drive Appropriate Device Selection


INDEX SCORE: 27447 - TOTAL KNEE REPLACEMENT
2.43
2.36
2.21
2.17
Target Index: 2.25
Q1
Q2
Q3
Q4

1. illustrative client mockup

MSK clinical model in action: optimizing a request for knee procedure

PROBLEM

Patient is 59 years old. For the last year, he's been experiencing right knee pain. PT, NSAIDS, ice and rest are no longer helping.

→ Following unsuccessful conservative treatment, his physician orders an MRI of the knee.

→ MRI confirms a degenerative meniscus tear and cartilage loss; an x-ray shows significant arthritis.

→ Patient's surgeon recommends a knee arthroscopy with medial meniscectomy & submits an authorization request to the EVH provider platform.

OUR APPROACH

Rules engine determines in real time the request does not meet evidence-based guidelines for appropriate care and the request is routed for clinical review.

→ Instead of denying the request, a **specialty-matched peer-to-peer** is scheduled with an EVH orthopedic surgeon.

→ Surgeons jointly review uploaded images. EVH orthopedic surgeon shares that the **requested procedure would not give patient long-term relief and could make symptoms worse** based on the degree of arthritis visible in the x-rays.

→ They **jointly agree a total knee replacement** is a better option for patient, and the surgeon updates the authorization request.

→ The request lists **inpatient hospital** as the **place of service**. An **in-platform nudge redirects** the surgeon to optionally select an outpatient surgery center because patient is healthy with no comorbidities.

RESULT

Patient's total knee replacement is successfully performed at an ASC, a lower cost place of service with comparable quality.

Peer-to-Peer | Platform and Automated Decision-Making

Takeaways

Multiple points of entry to manage MSK

Unique ability to address both avoidable and necessary procedure spend

Promoting transparency to optimize device selection decision-making

evolent

Executing on the Specialty Opportunity

Emily Rafferty – Chief Operating Officer
Jordan Silvergleid – Chief Product Officer

Evolent product portfolio to transform specialty care


1
Deep Multi-Specialty Expertise
Oncology
Cardiology
MSK
Complex Care
Radiology
Genetic Testing
End-of-Life
2
Next Gen Decision Support
3
Provider Alignment
4
Differentiated Member Journey
Configurable Technology and Administrative Platform
Actionable Analytics and Integration

Significant opportunity to drive clinical outcomes and operating scale through one Evolent operating model

evolent CARE PARTNERS

evolent HEALTH SERVICES

New Century Health

Vital Decisions

iPG

NIA

→ evolent

Key Drivers of Impact

1. Deep bench of operating and technology leaders to draw from across our organizations
2. Integrated global operating model ("One Evolent") organized to deliver financial and operational synergies
3. Leveraging technology to automate processes, remove friction and enable high-value touch points with members and providers
4. Innovation roadmap seeking to deliver value to partners, providers and patients

A deep bench of operational and technology expertise with a strong track record of delivery

EXPERIENCED LEADERSHIP



Emily Rafferty
Chief Operating Officer[1]



Jordan Silvergleid
Chief Product Officer



Rob Cruz
Chief Technology Officer



Nitin Deshpande
President, Evolent International



Heather Luckenbach
Chief Transformation Officer



Jessica White
Chief Information Officer



Stephen Zander
SVP, Analytics



Bryan Hinton
SVP, Data



Hannah Hartung, DPT
SVP, Clinical Operations

DEEP BENCH

350	~50	~100
Engineers	Development Teams	Lean Six Sigma-Trained Individuals

NOTEWORTHY ACCREDITATIONS

TRACK RECORD OF DELIVERY

700+ production releases annually

1,600+ change requests deployed

HITRUST certification

1. Effective July 3, 2023.

Integrated operating model[1] delivering financial and operational synergies


Business Unit 1
Business Unit 2
Business Unit 3
Integrated Operating Model
"One Evolent"

✓ **Lower cost to deliver via realization of organization synergies**
- Eliminate duplicative, overlapping capabilities and functions
- Centralized workforce, performance management and business enablement to drive continuous improvement and scale
- Consolidation of vendors

✓ **Enable cross-sell and same store growth**
- Account teams that represent full breadth of capabilities to drive cross-sell opportunities and integrated value proposition

✓ **Rationalized product and technology spend to aligned growth strategy**
- Single point of prioritization across the organization
- Leverage fungible skill sets across full tech and product stack

EXAMPLE

Phase One Call Center Integration
- Four call centers integrated into single, global call center
- Central workforce & performance management
- 4 telephony platforms to single telephony platform

Expected Results
- Reduced staffing ratios
- Lower unit cost via global model
- Increased service levels (first call resolution, member & provider satisfaction, average handle time, etc.)

1. In development through 2024.

Differentiated global model drives service and competitive pricing


Best Workplaces in IT & IT-BPM
Great Place To Work.
INDIA 2022
Top 100
India's Best Workplaces™ in IT & IT-BPM
2022

Headquarters: Pune, India

Existing Capabilities	• Back-end Administrative Operations (Claims, Enrollment, Provider Data, Workforce Management, Testing/Quality, Implementation) • IT Operations (Data/Production Operations, Technical Support, Corporate Infrastructure) • Product & Engineering (RPA, Prod Dev & Mgt, Quality Automation)

Headquarters: Manila, Philippines

Existing Capabilities	• Customer Service • Clinical Operations (Intake, Clinical Reviews, Appeals)

- We have scale: Our global team represent ~25% of our total workforce; all Evolent-badged employees
- Lowers our cost to deliver: Significant labor arbitrage
- Drives increased service level: Enables 24x7 operations and unlocks access to highly skilled talent

Large opportunity to expand global footprint to the specialty business; expansion efforts are underway in both India and the Philippines

Leveraging technology to automate processes, remove friction and enable high-value touch points

Payer Specialty Processes Typically Manual and Constrained by Labor Shortage

- ❑ **Labor-intensive clinical reviews for payers**, staffed by generalist clinicians often ill-equipped for complex specialties
- ❑ **Manual administrative processes for providers to submit specialty cases**, requiring significant human intervention

Advanced Technologies Can Provide Scale While Maintaining Specialty Expertise

- ✓ **Natural language processing** and **machine learning** to streamline clinical reviews and auto-approval rates
- ✓ **Robotic process automation** to eliminate high-volume, rule-based tasks

Harnessing natural language processing and machine learning to streamline clinical reviews

Technology

Natural language processing (NLP) and **machine learning (ML)** to extract clinical content and automate approvals

Application

Increase automated approvals by extracting structured and unstructured data elements from clinical records using optical character recognition (OCR) / NLP and evaluating medical necessity against codified guidelines using ML

Embed directly within the electronic health record (EHR) to provide real-time clinical decision support and immediate approvals at the time of ordering

Impact

Drive clinical efficiencies

- Reduce manual review
  - ~10% improvement in auto-approval rate for imaging
- Enhance clinician review processes

Improve quality and provider experience

- Streamline intake processes
- Reduce turnaround time for provider decisions
- Improve clinical consistency and accuracy

Successfully deployed in imaging with plans to expand to additional clinical areas

Leveraging robotic process automation to eliminate large proportion of manual processes

Technology

Robotic process automation (RPA) to automate repetitive, high-volume tasks that are rule-based and trigger-driven

Application

Streamline claims adjudication by replicating logic and processes followed by human adjudicators; bots currently support 9 claims queue types and 42 unique client queue requirements with automatic or manually triggered execution

Monitor data interfaces with external stakeholders and between internal applications; 95 RPA bots proactively alert staff of any failures and create support tickets

Impact

Drive staffing efficiencies

- Monthly claims FTE savings
- Expand the scope and number of proactively monitored data exchanges without adding Data Operations staff

Increase consistency/quality

- Eliminates manual claim entry
- Improves claims auto-adjudication rate
- Reduces issue resolution times

Opportunities to expand throughout specialty business

Technology innovation strategy delivers ongoing value to partners, providers and members



Enterprise Applications
Patient Navigation
Provider Engagement
Payer Insights
Utilization Management
Claims Adjudication
Customer Service
API Management
Security
DATA LAYER
Data Lake
Member Data
Provider Data
Data Warehouse
CORE TRANSACTION LAYER
Claim
Financial
Auth
INFRASTRUCTURE LAYER

Modular architecture enables **faster new product development** and **eases cross-selling**

Centralized data layer enables **integrated view of patient**

Streamlined infrastructure **reduces operational complexity and increases reliability**

Pushing clinical insights and **recommendations to the provider in their workflow**

Takeaways

Deep bench of operational and technology expertise

One Evolent with the goal of delivering operational and financial synergies

Significant opportunity to leverage automation and global scale

evolent

Human Capital at Evolent

Kali Beyah – Chief People and Brand Officer

Our talent is our differentiator

Who We Are

5K employees[1]

1,400 Clinicians[2]

89% Employee Engagement[3]

89% Inclusion Score[3]

>95% Retention of Higher Performers[4]

48% Women in Leadership[5]

~25% in Asia-Pacific[1]

28% Minorities in Leadership[5]

Our Competitive Advantage

- Clinical expertise & depth
- Diverse & global workforce
- Structure and brand aligned to our strategy
- Mission-driven organization

1. As of May 2023.
2. Employees in a clinical role excluding coordinator roles (physicians, pharmacists, nurses, physical therapist, etc.)
3. Fall 2022 Engagement Survey.
4. As of April 2023; High Performers defined as those receiving a rating of 4 or 5 in the 2022 Annual Performance Review.
5. As of December 31, 2022. Leadership defined as Managing Director and above roles.

Relentlessly strengthening our talent advantage

Our Talent Strategy seeks to support Evolent's strategy and high-performance ethos with a vision of being a destination workplace where the best people find purpose, impact, belonging, growth & sparks of joy each day.

Becoming One Evolent

- History of successful integration of acquired companies
- Structural alignment to deliver on strategy
- Shared mission and refreshed brand identity

Attracting, Growing & Retaining the Best Talent

- Strategy of internal growth and mobility
- Reward and recognize exceptional performance
- Foster inclusion, diversity and belonging

Sparking Joy & Nurturing Culture

- Investing in moments that matter, from brand refresh to onboarding
- Differentiated benefits and flexibility
- Elevated employee communications and listening strategy

Focused talent integration strategy: NIA case study

Highlights

- Welcome microsite and toolkits
- "Tell Me More" series
- Senior Leader Visibility
- Targeted Leader Orientation
- Sparking joy in onboarding scavenger hunt



Evolent: a whole lot to LOVE
Getting to Know Evolent
Our Welcome Website



evolent HEALTH
KNOWLEDGE CENTER • LIFE AT EVOLENT
Evolving Together: Welcoming Our Newest Employees
Evolent Health is excited to welcome you!
Ready
Set
Let's Go!
Evolving Together
Your Top To-Dos
Latest Updates
FAQs



evolent HEALTH
Leader Toolkit: Transitioning to Evolent



80%

continue to feel welcomed



87%

feel supported and informed



83%

understand what is expected and have the tools to be successful

A high-performing culture attracts, grows and retains the best talent

Internal Growth and Mobility



Jessica White

2013	2015	Today
Director, IT	MD, Technology Operations	CIO



Brian Sze

2014	2019	Today
Senior Director, Transformation	VP, Risk Adjustment & Quality	SVP, Performance



Jess Somers

2015	2017	Today
Senior Director, Corp Development	VP, Corporate Development	SVP, Finance

Some of the Best Talent in Health Care Is Already Here

An Ethos to Enable Our High-Performing Business

7 years
Avg. tenure of executive leadership

77%
Executive leaders from internal promotion

95%
High Performer Retention

48%
Women in Leadership

28%
Minorities in Leadership

89%
Inclusion Score

92%
Leader Circle Retention


evolent
DE&I: Our Keystone For Connection
Start by Listening
Communicate with Candor
OUR VALUES
Own the Opportunity
Foster Inclusion

Differentiating the employee experience: sparking joy and intentionally nurturing culture

Investing in Moments that Matter

3X — **Employees are 3X more likely to be extremely satisfied with their job when they have an exceptional onboarding experience[1].**

86% — **Satisfaction with brand reveal**

75% — **Employee engagement with recognition platform[2]**

"I wanted to take an opportunity to share how **honored and excited** I am to be part of such an innovative and committed organization and am energized by the recent town hall and rebranding. I have no doubt that **together, we are going to do great things moving forward**."



evolent



Differentiated Benefits and Flexibility



81% — **Employees agree mental health support is an important consideration for future employment opportunities[3].**

Our Talent Advantage Is Being Recognized



HUMAN RIGHTS CAMPAIGN FOUNDATION
BEST
PLACES TO WORK
2022
for LGBTQ+ Equality
100% CORPORATE EQUA



Best Workplaces
in IT & IT-BPM
Great Place To Work.
INDIA 2022
Top 100
India's Best Workplaces™
in IT & IT-BPM
2022



ONE OF THE BEST COMPANI
FOR WOMEN TO ADVANCE 2022
parity
.org

Effective Listening and Communicating

Employees rate our forums favorably in pulse feedback for 2023 Forums



87%

Candid Conversations



87%

Q1 Town Hall



88%

Executive Leadership Team[4]



85%

NIA All Hands

1. Nelson, Bailey and Wetherfell, Emily. "8 Practical Tips for Leaders for a Better Onboarding Process." Gallup, 12 August 2021. https://www.gallup.com/workplace/353096/practical-tips-leaders-better-onboarding-process.aspx
2. As of December 2022
3. American Psychological Association 2022 Work and Wellbeing survey results.
4. Executive Leadership Team is defined as VP and above.

Takeaways

Diverse and engaged global workforce, structured to deliver on our mission

Strong leadership and leadership bench

History of successful integration of employees and fostering a shared Evolent identity

Differentiated talent experience and culture, actively fostered

Financial Considerations and Outlook

John Johnson – Chief Financial Officer

Financial model supports consistent, profitable growth

1. Diversified and resilient revenue streams
2. Proven growth algorithm
3. Attractive gross margin profiles enable sustained earnings growth
4. Capital-light model with clear capital allocation priorities

1 Diversified and resilient revenue streams

Primary Economic Model	Product Type	Q1 2023 % of Revenue	Customer View of Evolent Fees
Risk-Based	Performance Suite	56%	Medical costs
Subscription-Based	All other[1]	44%	Primarily administrative costs

Q1 2023 Revenue by Line of Business



Commercial/Other
27%
43%
Medicaid
30%
Medicare

Q1 2023 Customer Diversification



Mix of risk and subscription products, serving all lines of business, supports sustained value creation across underwriting and economic cycles

1. All other refers to Specialty Tech & Services, Administrative Services, and Case-rate Services. See Appendix C for detail on Subscription-Based product type.

2 Proven growth algorithm

1 Add Operating Partners

73
operating partners[1]

Humana, Molina Healthcare, Florida Blue, Blue California, Centene Corporation, Maryland Physicians Care, HMSA, CareSource

2 Add Unique Members

41
million unique members[1]

3 Add Products

1.6
average products per unique member

15,400
average member cases for Q1 2023

4 Add Performance Suite

~5%
of product-members covered in Performance Suite today

66
million product members

3.2 million performance suite x **$24.66** per member per month = **$960** million annualized Q1'23 revenue

60.5 million specialty tech & services suite x **$0.36** per member per month = **$260** million annualized Q1'23 revenue

*Excludes Administrative Services of 1.9 million members

Market with large addressable white space

1. See Appendix for definition of terms.

2 We are poised to deliver sustainable long-term growth

1. Add Partners	2. Add Members	3. Add Products	4. Shift to Performance Suite		Revenue Run Rate
73 operating partners	**41** million unique members	**1.6** avg products per unique member **out of 6**	**~5%** of product-members covered in Performance Suite today	=	**~$1.9B** **2023 revenue outlook**

Targeting

6-8 new partners

or significant expansions per year

Recent announcements include:

- ✓ **Humana** launching Performance Suite for oncology in two states
- ✓ **Regional BCBS plan** adding new capitated MA population
- ✓ **Molina** adding Performance Suite for oncology in three states

Baseline member growth before performance-suite expansions of 10-14%

Example: A

1% shift

in Q1 2023 product-member mix to the Performance Suite would represent revenue growth of about $194 million[1] or 10% on 2023 guidance midpoint

Target mid-teens or better annual revenue growth, with outperformance opportunity from Performance Suite

1. 1% of 66 million Q1 2023 product members at average Performance Suite PMPM of $24.66

3 Attractive gross margin profiles

Gross Margin by Product Type

	2022 Snapshot	Target Range	Q1 2023 PMPM	Example Gross Profit PMPM*
Performance Suite	10%	12-18%	$24.66	$2.47
Specialty Tech & Services	49%	50-55%	$0.36	$0.18

* Gross Profits PMPM$ highly dependent on line of business (e.g., Medicaid vs. Medicare)



Performance Suite Gross Margin
Actual Average Results by Performance Year
(Excludes Global Capitation)
16%
14%
12%
10%
8%
6%
4%
2%
0%
15%+
6%
11%
15%+
Mature
0.7 million product lives
First Year
2.5 million product lives
Second Year
1.4 million product lives
Third Year
0.5 million product lives
2022 margin for populations launched before 2019
Average margin by performance year for populations launched since 2019[1]

Performance suite margin maturation supported by multi-year track record of execution: Millions of members operating at target margins today.

1. Excludes risk lives managed within Evolent Care Partners.

3 Multiple paths to grow earnings

	An Illustrative 10% growth in product revenue drives....	...and can be achieved with
Tech & Services Suite	✓ **1.5%** top line growth for Evolent ✓ **~$13 million** increase in gross profits first year	**+0.15** increase in products per member
Performance Suite	✓ **5.6%** top-line growth for Evolent ✓ **~$5 million** increase in gross profits first year ✓ **~$14 million** increase in gross profits at maturity	**+300,000** new product members

Same total increase in earnings can be achieved with significantly different product growth rates

Evolent is oriented towards driving sustained long-term earnings growth

Notes: Estimates use Q1 2023 actual results by product line and target gross margins.

3 Oriented toward sustainable earnings growth

Revenue Growth (excluding divested assets)[1]



$493
$652
+40%
$891
$1,349
2019
2020
2021
2022

Quarterly TTM Adjusted EBITDA[1]



$42
$53
$57
$58
+47%
$66
$76
$84
$98
$106
$133
Q4'FY20
Q1'FY21
Q2'FY21
Q3'FY21
Q4'FY21
Q1'FY22
Q2'FY22
Q3'FY22
Q4'FY22
Q1'FY23

1. Non-GAAP measure, see "Non-GAAP Financial Measures" for definition and Appendix A and Appendix B for reconciliations.

Cash-flow characteristics support long-term plan

Uses of Cash

LTM 3/31/2023
$ in millions



140
120
100
80
60
40
20
0
$133
$22
$36
$0
$75
56% of Adj EBITDA
$37
Operating cash deployed in acquisitions and severance[1]
$38
Final Reported operating cashflow
Adj. EBITDA1
Cash Interest
Other Operating Cash Flows including Working Capital
Federal Taxes
Operating Cashflow

At scale, expected that **65%+ of Adjusted EBITDA** will approximate cash deployable for investing and financing activities

Variable working capital timing based on partner dynamics

Anticipating paying federal taxes after exhausting non-TRA NOLs

1. Non-GAAP measure, see "Non-GAAP Financial Measures" for definition and Appendix A.; includes $14.2 million in severance and $22.6 million in acquisition expenses

4 Capital allocation prioritizing de-levering

Consistent Capital Allocation Priorities

Enhancing Core Business through Product Investment

- Ensuring our products and teams are world-class, enabling strong customer satisfaction, retention, growth and profitability
- Continued strong annual R&D investment

Disciplined Core Accelerating M&A

- Disciplined use of M&A capital to accelerate growth and profitability in the core business
- Focus on accretive M&A

Efficient Capital Structure

- Maintain a flexible net leverage level that minimizes volatility to rates while prudently managing cash interest, maturity timing, etc.

✓ **Targeting <2.0x net leverage by end of 2024**

✓ **Targeting $120M+ in cash generation before paying interest in 2023**

✓ **Long-term expectation that 65%+ of Adjusted EBITDA will approximate cash deployable for investing and financing activities**

Targeting $300 million Adjusted EBITDA run rate exiting 2024 with significant portion in line of sight

Adjusted EBITDA: Bridge to 2024 EOY Target ($, millions)



$106
$100
$40-$50
$250
$50
$300
2022 Adjusted EBITDA
Acquired Adjusted EBITDA (fully synergized)
Performance Suite Maturation by EOY 2024
Line of Sight Before Net New Growth
Target Adjusted EBITDA from Net New Growth by EOY 2024
Exit 2024 Target

Assumptions:	**NIA: $85M** **IPG: $15M** ($25M run rate on acquisition, $10M in 2022 baseline)	**Announced expansions reach 10% margins by EOY 2024**	**Line of sight with strong execution**	**20% earnings growth on line-of-sight**	**EOY 2024 Target**

Long-term financial framework

We are focused on driving towards our $300 million target exiting 2024.
Upon reaching that profitability level, we expect the following targets for long-term growth:

Annual Revenue Growth	mid-teens%++
Annual Adjusted EBITDA Growth	20%+
Adjusted EBITDA as cash available for investing and financing activities	65-70%
Steady-State Net Leverage Ratio	~2.0x

Revenue Growth will be driven by mix of Performance Suite and Tech & Services Sales;
Evolent is oriented towards driving sustained long-term earnings growth

Audience Q&A

Appendix

Non-GAAP Financial Measures

In addition to disclosing financial results that are determined in accordance with GAAP, we present and discuss certain non-GAAP financial measures, as supplemental measures to help investors evaluate our fundamental operational performance.

Adjusted EBITDA is defined as net loss attributable to common shareholders of Evolent Health, Inc. before interest income, interest expense, benefit from (provision for) income taxes, depreciation and amortization expenses, adjusted to exclude goodwill impairment, impairment of equity method investments, gain on transfer of membership, loss on repayment/extinguishment of debt, net, gain (loss) from equity method investees, gain (loss) on disposal of assets and consolidation, changes in fair value of contingent consideration, net income (loss) attributable to non-controlling interests, change in the tax receivable agreement liability, other income (expense), net, repositioning costs, stock-based compensation expense, severance costs, amortization of contract cost assets, dividends and accretion on Series A Preferred Stock, strategy and shareholder advisory costs, acquisition-related costs and gain (loss) from discontinued operations. Acquisition-related costs include but are not limited to integration consultants, investor outreach services, external valuation and accounting advisory services, legal fees, dedicated integration employee salaries, bonuses, expenses and related payroll taxes, and transaction bonuses paid to certain employees. Management uses Adjusted EBITDA as a supplemental performance measure because the removal of acquisition-related costs, severance or non-cash items (e.g. depreciation, amortization and stock-based compensation expenses) allows us to focus on operational performance. We believe that this measure is also useful to investors because it allows further insight into the period over period operational performance in a manner that is comparable to other organizations in our industry and in the market in general.

Revenue Excluding Divested Assets is defined as the sum of revenue, less revenue from our divested health plan assets of Passport, Lighthouse and Miami Children's. Management uses Total Revenue Excluding Divested Assets as a supplemental performance measure because it reflects our on-going operational results. The measures are useful to investors because it reflects the full view of our operational performance in line with how we generate our long-term forecasts.

These adjusted measures do not represent and should not be considered as alternatives to GAAP measurements, and our calculations thereof may not be comparable to similarly entitled measures reported by other companies. A reconciliation of these adjusted measures to their most comparable GAAP financial measures is presented in the tables below. We believe these measures are useful across time in evaluating our fundamental core operating performance.

We do not believe we can meaningfully reconcile guidance for non-GAAP Adjusted EBITDA to net income (loss) attributable to common shareholders of Evolent Health, Inc. because the company cannot provide guidance for the more significant reconciling items between net income (loss) attributable to common shareholders of Evolent Health, Inc. and Adjusted EBITDA without unreasonable effort. This is due to the fact that future period non-GAAP guidance includes adjustments for items not indicative of our core operations, and as a result from changes to our business due to acquisitions and other events. Such items may, from time to time, include gain on transfer of membership; loss on repayment/extinguishment of debt; gain from equity method investees, change in fair value of contingent consideration, change in tax receivable agreement liability, other income (expense), repositioning costs, stock-based compensation expense, severance costs, amortization of contract cost assets, strategy and shareholder advisory expenses, acquisition-related costs, loss from discontinued operations, dividends and accretion on Series A Preferred Stock and certain other items the company believes to be non-indicative of its ongoing operations. Such adjustments may be affected by changes in ongoing assumptions, judgements, as well as nonrecurring, unusual or unanticipated charges, expenses or gains (losses) or other items that may not directly correlate to the underlying performance of our business operations. The exact amount of these adjustments are not currently determinable but may be significant.

How we calculated product type: PMPM, lives, cases and operating partners

Performance Suite Lives on Platform are calculated by summing monthly members covered for oncology and cardiology specialty care services for contracts not under ASO arrangements, plus members managed by Evolent Care Partners in risk arrangements and divided by the number of months in the period. Specialty Technology and Services Suite Lives on Platform are calculated by summing monthly members covered for oncology, cardiology, musculoskeletal, advanced imaging and other diagnostics specialty care services for contracts under ASO arrangements divided by the number of months in the period. Administrative Services Lives on Platform are calculated by summing monthly members covered for EHS implementation and core performance services divided by the number of months in the period. Cases are calculated by summing the number of individuals receiving services through our IPG and Vital Decisions programs in a given period. Members covered for more than one category are counted in each category.

Performance Suite Average PMPM fee is defined as revenue pertaining to our Performance Suite during the period reported divided by Performance Suite Lives on Platform for the period divided by the number of months in the period. Specialty Technology and Services Suite Average PMPM fee is defined as revenue pertaining to the Specialty Technology and Services Suite during the period reported divided by Specialty Technology and Services Suite Lives on Platform for the period divided by the number of months in the period. Administrative Services Average PMPM fee is defined as revenue pertaining to the Administrative Services during the period reported divided by the Administrative Services Lives on Platform for the period divided by the number of months in the period. Revenue per Case is calculated by the revenue pertaining to IPG and Vital Decisions divided by the number of cases for a given period.

Average Unique Members are calculated by summing members covered by our Performance Suite, Specialty Technology and Services Suite and Administrative Services. In cases where clients cross between multiple products, we only capture members from the product with the maximum number of members.

Management uses Lives on Platform, PMPM fees, Cases, Revenue per Case and Average Unique Members because we believe that they provide insight into the unit economics of our services. We believe that these measures are also useful to investors because they allow further insight into the period over period operational performance. We believe that these measures are also useful to investors because they allow further insight into the period over period operational performance.

The Company has changed its calculation of Lives on Platform to more accurately reflect the membership that corresponds to quarterly revenue. The Company has recast prior periods to reflect the current presentation of Lives on Platform, PMPM fees, Cases and Revenue per Case. The current Performance Suite maps to the prior disclosure of the Clinical Solutions Performance Suite. The current Specialty Technology and Services Suite maps to the prior disclosure of the Clinical Solutions New Century Health Technology and Services Suite. The current Administrative Services maps to the prior disclosure of Evolent Health Services segment. There has been no change in the presentation of Cases from prior period.

Operating partner is defined as an individual health plan or provider entity under contract with the Company based on a specific state-level geography and whether a relationship is based on fees for covered lives or capitation per life under management. Certain of our partners operate in a local and highly decentralized manner, requiring negotiation and contracting at a local level to expand into new arrangements and thus may be considered multiple entities under this definition, depending on partner business requirements.

Appendix A – Evolent Adjusted EBITDA Reconciliation

($ in millions)	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020
Net income (loss) attributable to common shareholders of Evolent Health, Inc.	$(26.3)	$(11.3)	$2.1	$(4.5)	$(5.4)	$(5.6)	$(13.0)	$(9.1)	$(9.8)	$(14.6)	$(37.3)	$(203.5)	$(78.7)
Less:													
Interest income	1.1	0.6	0.4	0.2	0.1	0.1	0.1	0.1	0.1	0.1	1.3	0.8	0.9
Interest expense	(12.9)	(6.4)	(4.8)	(2.1)	(2.2)	(6.4)	(6.4)	(6.3)	(6.3)	(8.3)	(7.4)	(6.3)	(6.3)
Benefit from (provision for) income taxes	68.2	(1.1)	45.5	0.2	(1.2)	0.5	(0.2)	(0.1)	(0.6)	0.4	(0.5)	3.9	(0.3)
Depreciation and amortization expenses	(29.3)	(19.8)	(17.2)	(15.1)	(15.1)	(15.1)	(14.9)	(14.9)	(15.2)	(14.9)	(14.7)	(15.8)	(16.1)
Goodwill Impairment	—	—	—	—	—	—	—	—	—	—	—	(215.1)	—
Impairment of equity method investments	—	—	—	—	—	—	—	—	—	—	—	—	(47.1)
Gain on transfer of membership	—	—	—	—	—	23.0	—	—	23.0	—	—	—	—
Loss on repayment/extinguishment of debt, net	—	—	(10.2)	—	—	(2.2)	—	—	(19.2)	—	(4.8)	—	—
Gain (loss) from equity method investees	0.4	0.6	1.4	2.0	0.6	0.5	0.1	4.9	7.8	(1.0)	(13.7)	25.1	(0.4)
Gain (loss) on disposal of assets and consolidation	—	—	—	—	—	—	—	—	—	5.7	—	—	(6.5)
Change in fair value of contingent consideration	(8.6)	17.7	12.7	(0.8)	(6.1)	(14.1)	0.2	—	0.6	(4.4)	(2.6)	(0.8)	3.8
Net loss attributable to non-controlling interest	—	—	—	—	—	—	—	—	—	(0.8)	0.8	—	—
Change in tax receivable agreement liability	(66.2)	(3.1)	(42.9)	—	—	—	—	—	—	—	—	—	—
Other income (expense), net	(0.2)	(0.1)	(0.3)	0.3	0.2	(0.1)	—	—	—	(0.3)	(0.1)	0.4	(0.1)
Repositioning costs	—	—	—	—	—	(1.3)	—	(0.7)	(5.4)	(1.2)	—	—	—
Stock-based compensation expense	(10.7)	(14.6)	(7.0)	(7.0)	(5.3)	(5.0)	(4.4)	(3.7)	(3.7)	(4.2)	(3.1)	(3.7)	(3.5)
Severance costs	(1.0)	(12.2)	(1.0)	—	—	(0.1)	—	—	(0.1)	(1.1)	(1.8)	—	(6.1)
Amortization of contract cost assets	—	—	—	—	—	—	(0.1)	(0.2)	(0.1)	(0.1)	(2.6)	(0.8)	(0.4)
Dividend and accretion on Series A Preferred Stock	(6.3)	—	—	—	—	—	—	—	—	—	—	—	—
Strategy and shareholder advisory expenses	—	—	—	—	—	—	—	(1.5)	(5.0)	—	—	—	—
Acquisition-related costs	(11.3)	(5.2)	(2.6)	(3.4)	(0.5)	(0.9)	(1.2)	(0.1)	(2.0)	(0.6)	(0.8)	(0.3)	(0.3)
Gain (loss) from discontinued operations	—	—	—	(0.4)	—	(8.7)	—	—	1.4	—	—	—	—
Adjusted EBITDA	$50.5	$32.3	$28.1	$21.7	$24.3	$24.3	$13.8	$13.3	$14.9	$16.1	$12.7	$9.1	$3.7
TTM Adjusted EBITDA	$132.6	$106.4	$98.4	$84.1	$75.7	$66.3	$58.1	$57.0	$52.8	$41.6			

Appendix B – Revenue Excluding Divested Assets

($ in millions)	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020	Q2 2020	Q1 2020	Q4 2019	Q3 2019	Q2 2019	Q1 2019
Total revenue	$427.7	$382.4	$352.6	$319.9	$297.1	$248.4	$222.5	$222.1	$215.1	$246.5	$239.6	$217.3	$221.4	$205.0	$180.0	$149.7	$154.3
Less:																	
Divested assets	—	—	—	1.8	1.7	2.5	3.2	3.6	6.8	70.1	78.6	63.6	59.1	68	58.4	36.2	32.9
Subtotal	427.7	382.4	352.6	318.1	295.4	245.9	219.3	218.5	208.3	176.5	161	153.7	162.3	137	121.7	113.5	121.4
Eliminations[1]	-	-	-	-	-	-	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	(0.2)	(0.1)	-	-
Total revenue excluding divested assets	$427.7	$382.4	$352.6	$318.1	$295.4	$245.9	$218.9	$218	$207.9	$176	$160.5	$153.2	$161.9	$136.8	$121.6	$113.5	$121.4
TTM revenue excluding divested assets		$1,348.5				$890.7				$651.6				$493.3			

1. Eliminations represent revenue that the legacy Evolent Health Services segment earned from transactions with the legacy Clinical Solutions segment and was eliminated upon consolidation.

Appendix C – Revenue by Product Type

Risk vs. Subscription	Product Type	Q1 2023 % of Revenue	Customer View of Evolent Fees
Risk	Performance Suite	56.1%	Medical costs
Subscription-based	Administrative Services	19.4%	Administrative costs
	Specialty Tech & Services	15.3%	Administrative costs
	Case-Rate Services	9.2%	Medical costs